Exhibit 99.1

PRESS RELEASE

ENERGY TRANSFER PARTNERS, L.P.

REPORTS RECORD FISCAL YEAR 2005 RESULTS

Dallas, Texas – November 14, 2005 – Energy Transfer Partners, L.P. (NYSE:ETP) reported net income for the fiscal year ended August 31, 2005 of $349.4 million, or $2.60 per limited partner unit as compared to net income of $99.2 million for the fiscal year ended August 31, 2004, or $1.73 per limited partner unit. Net income for fiscal 2005 included income from discontinued operations of $5.5 million and a gain on the sale of discontinued operations, net of income tax expense of $142.5 million from the sale of our Oklahoma gathering, treating and processing assets, referred to as the Elk City system, on April 14, 2005. Taking out the gain on discontinued operations, the Partnership reported net income from continuing operations per limited partner unit of $1.79 per unit for fiscal 2005 as compared to $1.62 per limited partner unit for fiscal 2004. EBITDA, as adjusted, for fiscal 2005 was $413.2 million versus the $196.7 million reported for fiscal 2004. EBITDA, as adjusted for fiscal 2005, excludes the net gain on the sale of discontinued operations of $142.5 million.

Net income for the fiscal year ended August 31, 2005 of $349.4 million increased $227.6 million from aggregate net income for the fiscal year ended August 31, 2004 of $121.8 million. EBITDA, as adjusted for fiscal 2005 of $413.2 million increased $163.7 million as compared to the aggregate EBITDA, as adjusted, of $249.5 million for fiscal 2004 (see note (b) to the consolidated financial statements included in this release for the explanation of aggregate results).

The Partnership has scheduled a conference call for 10:00 a.m. Central Standard Time, Wednesday, November 16, 2005, to discuss the fiscal 2005 year end results. The dial-in number is 888-400-7916; participant code: Energy Transfer Partners.

EBITDA, as adjusted, is a non-GAAP financial measure used by industry analysts, investors, lenders, and rating agencies to assess the financial performance and the operating results of the Partnership’s fundamental business activities. EBITDA, as adjusted, should not be considered in isolation or as a substitute for net income, income from operations, or other measures of cash flow. A table reconciling EBITDA, as adjusted, with appropriate GAAP financial measures is included in the notes to the consolidated financial statements included in this release.

Energy Transfer Partners, L.P. is a publicly traded partnership owning and operating a diversified portfolio of energy assets. The Partnership’s natural gas operations include approximately 11,700 miles of natural gas gathering and transportation pipelines, natural gas treating and processing assets located in Texas and Louisiana, and three natural gas storage facilities located in Texas. The Partnership is the fourth largest retail marketer of propane in the United States, serving more than 700,000 customers from 315 customer service locations in 34 states extending from coast to coast, with concentrations in the western, upper midwestern, northeastern, and southeastern regions of the United States.

The information contained in this press release is available on the Partnership’s website at www.energytransfer.com. For more information, please contact H. Michael Krimbill, President and Chief Financial Officer, at 918-492-7272.

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except unit data)

	August 31, 2005	August 31, 2004
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$24,914	$81,745
Marketable securities	3,452	2,464
Accounts receivable, net of allowance for doubtful accounts	847,028	251,346
Accounts receivable from related companies	4,479	34
Inventories	302,893	53,261
Assets held for sale	—	67,908
Deposits paid to vendors	65,034	3,023
Exchanges receivable	35,623	8,640
Price risk management assets	138,961	4,615
Prepaid expenses and other	35,636	7,399

Total current assets	1,458,020	480,435

PROPERTY, PLANT AND EQUIPMENT, net	2,440,565	1,424,095
LONG TERM PRICE RISK MANAGEMENT ASSETS	41,687	—
INVESTMENT IN AFFILIATES	37,353	8,010
GOODWILL	324,019	313,720
INTANGIBLES AND OTHER ASSETS, net	112,159	100,421
OTHER LONG TERM ASSETS	13,103	423

Total assets	$4,426,906	$2,327,104

LIABILITIES AND PARTNERS’ CAPITAL
CURRENT LIABILITIES:
Working capital facility	$17,026	$14,550
Accounts payable	818,775	235,631
Accounts payable to related companies	1,073	4,276
Exchanges payable	33,772	2,657
Customer deposits	88,038	11,378
Liabilities from discountinued operations	—	20,590
Accrued and other current liabilities	146,006	73,484
Price risk management liabilities	104,772	1,262
Income taxes payable	2,063	2,252
Current maturities of long-term debt	39,349	30,957

Total current liabilities	1,250,874	397,037

LONG-TERM DEBT, net of discount, less current maturities	1,675,705	1,070,871
LONG-TERM PRICE RISK MANAGEMENT LIABILITIES	30,517	—
LONG-TERM AFFILIATED PAYABLE	2,005	—
DEFERRED TAXES	111,185	109,896
OTHER NONCURRENT LIABILITIES	13,284	845
MINORITY INTERESTS	17,144	1,475

	3,100,714	1,580,124

COMMITMENTS AND CONTINGENCIES
PARTNERS’ CAPITAL: (a)
Common Unitholders (106,889,904 and 89,118,062 units authorized, issued and outstanding at August 31, 2005 and 2004, respectively)	1,362,125	720,187
Class C Unitholders (1,000,000 units authorized, issued and outstanding at August 31, 2005 and 2004, respectively)	—	—
Class E Unitholders (8,853,832 authorized, issued and outstanding at August 31, 2005 and 2004, respectively – held by subsidiary and reported as treasury units)	—	—
General Partner	49,384	26,761
Accumulated other comprehensive income (loss)	(85,317)	32

Total partners’ capital	1,326,192	746,980

Total liabilities and partners’ capital	$4,426,906	$2,327,104

ENERGY TRANSFER PARTNERS, L.P. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per unit and unit data)

	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004
REVENUES:
Midstream and transportation and storage	$5,383,625	$1,966,803
Propane	709,904	342,523
Other	75,269	37,631

Total revenues	6,168,798	2,346,957

COSTS AND EXPENSES:
Cost of products sold	5,381,515	1,981,424
Operating expenses	319,554	147,374
Depreciation and amortization	92,943	48,599
Selling, general and administrative	62,735	30,471

Total costs and expenses	5,856,747	2,207,868

OPERATING INCOME	312,051	139,089

OTHER INCOME (EXPENSE):
Interest expense	(93,017)	(41,190)
Loss on extinguishment of debt	(9,550)	—
Equity in earnings of affiliates	(376)	363
Loss on disposal of assets	(330)	(1,006)
Other, net	631	509

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAX EXPENSE	209,409	97,765
Minority interests	(731)	(295)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX EXPENSE	208,678	97,470
Income tax expense	(7,295)	(4,481)

INCOME FROM CONTINUING OPERATIONS	201,383	92,989

DISCONTINUED OPERATIONS
Income from discontinued operations	5,498	6,163
Gain on sale of discontinued operations, net of income tax expense	142,469	—

Total income from discontinued operations	147,967	6,163

NET INCOME	349,350	99,152

GENERAL PARTNER’S INTEREST IN NET INCOME	45,442	8,938

LIMITED PARTNERS’ INTEREST IN NET INCOME	$303,908	$90,214

BASIC NET INCOME PER LIMITED PARTNER UNIT
Income from continuing operations	$1.79	$1.62
Income from discontinued operations	0.81	0.11

NET INCOME PER LIMITED PARTNER UNIT	$2.60	$1.73

BASIC AVERAGE NUMBER OF UNITS OUTSTANDING	97,646,351	52,228,742

DILUTED NET INCOME PER LIMITED PARTNER UNIT
Income from continuing operations	$1.79	$1.62
Income from discontinued operations	0.81	0.11

NET INCOME PER LIMITED PARTNER UNIT	$2.60	$1.73

DILUTED AVERAGE NUMBER OF UNITS OUTSTANDING	97,900,277	52,283,210

(a)	On January 27, 2005 we announced that the Board of Directors of our general partner approved a two-for-one split for each class of the Partnership’s limited partner units. The split entitled Unitholders of record at the close of business on February 28, 2005 to receive one additional Partnership unit for each Partnership unit owned on that date. The distribution was made on March 15, 2005. The unit split required retroactive restatement of all historical per unit data in the consolidated financial statements. The effect of the split was to double the number of all outstanding Common Units and to reduce by half the minimum quarterly per unit distribution and the targeted distribution levels. All references to Common Units have been restated to reflect the effects of the two-for-one split.

SUPPLEMENTAL INFORMATION: (unaudited)	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004
Net income reconciliation
Net income	$349,350	$99,152
Gain on sales of discontinued operations, net of income tax expense	(142,469)	—
Depreciation and amortization	92,943	48,599
Interest expense	93,017	41,190
Income tax expense on continuing operations	7,295	4,481
Non-cash compensation expense	1,608	42
Interest (income) and other	(631)	(509)
Depreciation, amortization, interest and taxes of investee	697	440
Depreciation, amortization, and interest of discontinued operations	1,547	2,249
Loss on extinguishment of debt	9,550	—
Gain (loss) on disposal of assets	330	1,006

EBITDA, as adjusted (a)	$413,237	$196,650

Heritage EBITDA, as adjusted (b)		$52,845

Aggregate EBITDA, as adjusted (c)		$249,495

VOLUMES	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2004
			(aggregate)
Midstream Natural gas MMBtu/d – sold NGLs Bbls/d – sold	1,694,573 12,707	1,026,773 6,920	1,026,773 6,920
Transportation and storage Natural gas MMBtu/d – sold Natural gas MMBtu/d – transported NGLs Bbls/d – sold	1,361,729 3,495,434 1,735	— 1,090,710 —	— 1,090,710 —
Propane operations (in gallons) Retail propane Wholesale	406,334 70,047	226,209 35,719	397,862 64,399

(a)

EBITDA, as adjusted, is defined as the Partnership’s earnings before interest, taxes, depreciation, amortization and other non-cash items, such as compensation charges for unit issuances to employees, gain or loss on disposal of assets, and other expenses. We present EBITDA, as adjusted, on a Partnership basis, which includes both the general and limited partner interests. Non-cash compensation expense represents charges for the value of the Common Units awarded under the Partnership’s compensation plans that have not yet vested under the terms of those plans and are charges which do not, or will not, require cash settlement. Non-cash income or loss such as the gain or loss arising from our disposal of assets and discontinued operations is not included when determining EBITDA, as adjusted. EBITDA, as adjusted, (i) is not a measure of performance calculated in accordance with generally accepted accounting principles and (ii) should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in our consolidated financial statements.

EBITDA, as adjusted, is presented because such information is relevant and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of EBITDA, as adjusted, is useful to lenders and investors because of its use in the natural gas and propane industries and for master limited partnerships as an indicator of the strength and performance of the Partnership’s ongoing business operations, including the ability to fund capital expenditures, service debt and pay distributions. Additionally, management believes that EBITDA, as adjusted, provides additional and useful information to our investors for trending, analyzing and benchmarking the operating results of our partnership from period to period as compared to other companies that may have different financing and capital structures. The presentation of EBITDA, as adjusted, allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results.

EBITDA, as adjusted, is used by management to determine our operating performance, and along with other data as internal measures for setting annual operating budgets, assessing financial performance of our numerous business locations, as a measure for evaluating targeted businesses for acquisition and as a measurement component of incentive compensation. We have a large number of business locations located in different regions of the United States. EBITDA, as adjusted, can be a meaningful measure of financial performance because it excludes factors which are outside the control of the employees responsible for operating and managing the business locations, and provides information management can use to evaluate the performance of the business locations, or the region where they are located, and the employees responsible for operating them. To present EBITDA, as adjusted, on a full Partnership basis, we add back the minority interest of the general partner because net income is reported net of the general partner’s minority interest. Our EBITDA, as adjusted, includes non-cash compensation expense which is a non-cash expense item resulting from our unit based compensation plans that does not require cash settlement and is not considered during management’s assessment of the operating results of the our business. By adding these non-cash compensation expenses in EBITDA, as adjusted, allows management to compare our operating results to those of other companies in the same industry who may have compensation plans with levels and values of annual grants that are different than ours. Other expenses include other finance charges and other asset non-cash impairment charges that are reflected in our operating results but are not classified in interest, depreciation and amortization. We do not include gain or loss on the sale of assets when determining EBITDA, as adjusted, since including non-cash income or loss resulting from the sale of assets increases/decreases the performance measure in a manner that is not related to the true operating results of our business. In addition, our debt agreements contain financial covenants based on EBITDA, as adjusted.

There are material limitations to using a measure such as EBITDA, as adjusted, including the difficulty associated with using it as the sole measure to compare the results of one company to another, and the inability to analyze certain significant items that directly affect a company’s net income or loss. In addition, our calculation of EBITDA, as adjusted, may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measurements that are computed in accordance with GAAP. EBITDA, as adjusted, for the periods described herein is calculated in the same manner as presented by us and Heritage in the past. Management compensates for these limitations by considering EBITDA, as adjusted in conjunction with its analysis of other GAAP financial measures, such as gross profit, net income (loss), and cash flow from operating activities.

(b)

The business combination of Energy Transfer Company and Heritage Propane Partners, L.P. and subsidiaries (“Heritage”), (the Energy Transfer Transaction), on January 20, 2004 resulted in a change of control causing Energy Transfer’s financial statements to become those of the registrant. Because of the accounting treatment applied in the Energy Transfer Transaction, the reported year-to-date fiscal 2004 actual results reflect the operations of Energy Transfer’s midstream and transportation businesses for the entire reporting period and Heritage’s propane business from the date of the Energy Transfer Transaction. The aggregate results disclosed reflect Heritage’s historical results for the periods ended January 19, 2004 combined with the historical results of Energy Transfer Company for the fiscal year ended August 31, 2004, and is presented for comparability purposes only. This aggregate information (i) is not necessarily indicative of the results of operations that would have occurred had the transactions been made at the beginning of the periods presented or the future results of the combined operations and (ii) is not a measure of performance calculated in accordance with generally accepted accounting principles.

The following reconciliation of Aggregate EBITDA, as adjusted to net income is presented for comparability purposes only, and is comprised of the aggregate of Energy Transfer Company and Heritage’s historical results for the periods presented.

	For the Period from September 1, 2003 to January 19, 2004	Year Ended August 31, 2004
Net income reconciliation	(Heritage)	(Aggregate)

Net income	$22,644	$121,796
Depreciation and amortization	15,389	63,988
Interest expense	12,754	53,944
Income tax expense	20	4,501
Non-cash compensation expense	1,232	1,274
Interest (income) and other	66	(443)
Depreciation, amortization, and interest of investee	322	762
Depreciation, amortization, and interest of discontinued operations	—	2,249
Minority interests in Heritage Operating Partnership	178	178
Loss on disposal of assets	240	1,246

Heritage EBITDA, as adjusted (b)	$52,845

Aggregate EBITDA, as adjusted (b)		$249,495